UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
May 13, 2008
Date of Report
(Date of earliest event reported)
SMITH INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-8514 (Commission File Number)	95-3822631 (I.R.S. Employer Identification No.)
16740 Hardy Street
Houston, Texas
(Address of principal executive offices)
77032
(Zip Code)
(281) 443-3370
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Director; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 13, 2008, the stockholders of Smith International, Inc. (the “Company”) approved the Third Amended and Restated 1989 Long-Term Incentive Compensation Plan (the “Plan”). The Plan had previously been approved by the Company’s Board of Directors on February 6, 2008, subject to stockholder approval. The Plan allows for the award to directors and employees, including officers, of stock options, stock appreciation rights, restricted stock awards, performance-based restricted stock awards and other stock awards, including restricted stock units and performance-based restricted stock units. The Plan was amended to reserve an additional 4,000,000 shares of Common Stock reserved for issuance under the Plan. The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan being filed with this Form 8-K as Exhibit 10.1.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits.

Exhibit No.	Exhibit

10.1	Smith International, Inc. Third Amended and Restated 1989 Long-Term Incentive Compensation Plan, effective January 1, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH INTERNATIONAL, INC.
Date: May 19, 2008	/s/ RICHARD E. CHANDLER, JR.
By: Richard E. Chandler, Jr.
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Smith International, Inc. Third Amended and Restated 1989 Long-Term Incentive Compensation Plan, effective January 1, 2008.